Exhibit (h)(2)(i)

SCHEDULE A
(as of November 15, 2010)

TRANSAMERICA FUNDS

Portfolio	Administrative Fee (of daily net assets)
Transamerica AEGON High Yield Bond	0.02%
Transamerica AllianceBernstein International Value	0.02%
Transamerica AQR Managed Futures Strategy	0.02%
Transamerica Asset Allocation – Conservative Portfolio	0.0125%
Transamerica Asset Allocation – Growth Portfolio	0.0125%
Transamerica Asset Allocation – Moderate Growth Portfolio	0.0125%
Transamerica Asset Allocation - Moderate Portfolio	0.0125%
Transamerica Balanced	0.02%
Transamerica BlackRock Global Allocation	0.02%
Transamerica BlackRock Large Cap Value	0.02%
Transamerica BNY Mellon Market Neutral Strategy	0.02%
Transamerica Cayman AQR Managed Futures Strategy, Ltd. (a subsidiary of Transamerica AQR Managed Futures Strategy)	0.02%[1]
Transamerica Cayman Goldman Sachs Commodity Strategy, Ltd. (a subsidiary of Transamerica Goldman Sachs Commodity Strategy)	0.02%[2]
Transamerica Clarion Global Real Estate Securities	0.02%
Transamerica Diversified Equity	0.02%
Transamerica Federated Market Opportunity	0.02%
Transamerica First Quadrant Global Macro	0.02%
Transamerica Flexible Income	0.02%
Transamerica Focus	0.02%
Transamerica Goldman Sachs Commodity Strategy	0.02%
Transamerica Growth Opportunities	0.02%
Transamerica Jennison Growth	0.02%
Transamerica JPMorgan Core Bond	0.02%
Transamerica JPMorgan International Bond	0.02%
Transamerica JPMorgan Mid Cap Value	0.02%
Transamerica Loomis Sayles Bond	0.02%
Transamerica MFS International Equity	0.02%
Transamerica Money Market	0.02%
Transamerica Morgan Stanley Emerging Markets Debt	0.02%
Transamerica Morgan Stanley Mid-Cap Growth	0.02%
Transamerica Morgan Stanley Small Company Growth	0.02%
Transamerica Multi-Manager Alternative Strategies Portfolio	0.0125%
Transamerica Multi-Manager International Portfolio	0.0125%
Transamerica Neuberger Berman International	0.02%
Transamerica Oppenheimer Developing Markets	0.02%
Transamerica Oppenheimer Small- & Mid-Cap Value	0.02%
Transamerica PIMCO Real Return TIPS	0.02%
Transamerica PIMCO Total Return	0.02%

1 So as to avoid duplicative fees, for purposes of calculating Administrative Services Fee rates , the assets in Transamerica Cayman AQR Managed Futures Strategy, Ltd. will be aggregated with the assets of Transamerica AQR Managed Futures Strategy.

2 So as to avoid duplicative fees, for purposes of calculating Administrative Services Fee rates, the assets in Transamerica Cayman Goldman Sachs Commodity Strategy, Ltd. will be aggregated with the assets of Transamerica Goldman Sachs Commodity Strategy.

Exhibit (h)(2)(i)

TRANSAMERICA FUNDS (con’t)
Portfolio	Administrative Fee (of daily net assets)
Transamerica Small/Mid Cap Value	0.02%
Transamerica Third Avenue Value	0.02%
Transamerica Thornburg International Value	0.02%
Transamerica UBS Large Cap Value	0.02%
Transamerica WMC Diversified Growth	0.02%
Transamerica WMC Emerging Markets	0.02%
Transamerica WMC Quality Value	0.02%

TRANSAMERICA SERIES TRUST
Portfolio	Administrative Fee (of daily net assets)
Transamerica AEGON High Yield Bond VP	0.02%
Transamerica AllianceBernstein Dynamic Allocation VP	0.02%
Transamerica Asset Allocation – Conservative VP	0.0125%
Transamerica Asset Allocation – Growth VP	0.0125%
Transamerica Asset Allocation – Moderate VP	0.0125%
Transamerica Asset Allocation - Moderate Growth VP	0.0125%
Transamerica Balanced VP	0.02%
Transamerica BlackRock Global Allocation VP	0.02%
Transamerica BlackRock Large Cap Value VP	0.02%
Transamerica BlackRock Tactical Allocation VP	0.02%
Transamerica Clarion Global Real Estate Securities VP	0.02%
Transamerica Diversified Equity VP	0.02%
Transamerica Efficient Markets VP	0.02%
Transamerica Federated Market Opportunity VP	0.02%
Transamerica Focus VP	0.02%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.02%
Transamerica Foxhall Global Conservative VP	0.02%
Transamerica Foxhall Global Growth VP	0.02%
Transamerica Foxhall Global Hard Asset VP	0.02%
Transamerica Growth Opportunities VP	0.02%
Transamerica Hanlon Balanced VP	0.02%
Transamerica Hanlon Growth VP	0.02%
Transamerica Hanlon Growth and Income VP	0.02%
Transamerica Hanlon Managed Income VP	0.02%
Transamerica Index 35 VP	0.02%
Transamerica Index 50 VP	0.02%
Transamerica Index 75 VP	0.02%
Transamerica Index 100 VP	0.02%
Transamerica International Moderate Growth VP	0.0125%
Transamerica Jennison Growth VP	0.02%
Transamerica JPMorgan Core Bond VP	0.02%
Transamerica JPMorgan Enhanced Index VP	0.02%
Transamerica JPMorgan Mid Cap Value VP	0.02%
Transamerica MFS International Equity VP	0.02%
Transamerica Money Market VP	0.02%
Transamerica Morgan Stanley Active International Allocation VP	0.02%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.02%
Transamerica Multi Managed Large Cap Core VP	0.02%

Exhibit (h)(2)(i)

TRANSAMERICA SERIES TRUST (con’t)
Portfolio	Administrative Fee (of daily net assets)

Transamerica PIMCO Total Return VP	0.02%
Transamerica ProFund UltraBear VP	0.02%
Transamerica Third Avenue Value VP	0.02%
Transamerica U.S. Government Securities VP	0.02%
Transamerica WMC Diversified Growth VP	0.02%
Transamerica WMC Diversified Growth II VP	0.02%

TRANSAMERICA INCOME SHARES, INC.

Administrative Fee (of daily net assets)
Transamerica Income Shares, Inc.	0.02%

TRANSAMERICA PARTNERS FUNDS GROUP

Portfolio	Administrative Fee (of daily net assets)
Transamerica Partners Balanced	0.30%
Transamerica Partners Core Bond	0.30%
Transamerica Partners Large Growth	0.30%
Transamerica Partners Large Core	0.30%
Transamerica Partners High Quality Bond	0.30%
Transamerica Partners High Yield Bond	0.30%
Transamerica Partners Inflation-Protected Securities	0.30%
Transamerica Partners International Equity	0.30%
Transamerica Partners Mid Growth	0.30%
Transamerica Partners Mid Value	0.30%
Transamerica Partners Money Market	0.30%
Transamerica Partners Small Growth	0.30%
Transamerica Partners Small Value	0.30%
Transamerica Partners Small Core	0.30%
Transamerica Partners Stock Index	*
Transamerica Partners Large Value	0.30%
Transamerica Institutional Asset Allocation - Intermediate Horizon	**
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	**
Transamerica Institutional Asset Allocation - Long Horizon	**
Transamerica Institutional Asset Allocation – Short Horizon	**
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	**

TRANSAMERICA PARTNERS FUNDS GROUP II

Portfolio	Administrative Fee (of daily net assets)
Transamerica Partners Institutional Balanced	0.05%
Transamerica Partners Institutional Core Bond	0.05%
Transamerica Partners Institutional Large Growth	0.05%
Transamerica Partners Institutional Large Core	0.05%
Transamerica Partners Institutional High Quality Bond	0.05%

Exhibit (h)(2)(i)

TRANSAMERICA PARTNERS FUNDS GROUP II (con’t)

Portfolio	Administrative Fee (of daily net assets)
Transamerica Partners Institutional High Yield Bond	0.05%
Transamerica Partners Institutional Inflation-Protected Securities	0.05%
Transamerica Partners Institutional International Equity	0.05%
Transamerica Partners Institutional Mid Growth	0.05%
Transamerica Partners Institutional Mid Value	0.05%
Transamerica Partners Institutional Money Market	0.05%
Transamerica Partners Institutional Small Growth	0.05%
Transamerica Partners Institutional Small Value	0.05%
Transamerica Partners Institutional Small Core	0.05%
Transamerica Partners Institutional Stock Index	*
Transamerica Partners Institutional Large Value	0.05%
Transamerica Asset Allocation - Intermediate Horizon	**
Transamerica Asset Allocation - Intermediate/Long Horizon	**
Transamerica Asset Allocation - Long Horizon	**
Transamerica Asset Allocation - Short Horizon	**
Transamerica Asset Allocation - Short/Intermediate Horizon	**

*

Transamerica Partners Stock Index and Transamerica Partners Institutional Stock Index each pay a fee pursuant to an advisory contract with Transamerica Asset Management, Inc. which includes the provision of administrative services. No separate amounts are payable to TFS hereunder.

**

Each Strategic Allocation Fund and Institutional Strategic Allocation Fund bears the administrative fees of the underlying funds in which it invests and no separate administrative fees are payable to TFS under this agreement.